UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2011
ROCKWELL MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
30142 Wixom Road,Wixom, Michigan 48393

(Address of principal executive offices)      (Zip Code)
Registrant’s telephone number, including area code (248) 960-9009
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
     This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Rockwell Medical Technologies, Inc. (the “Company”) on June 1, 2011 (the “Original Filing”). The purpose of this amendment is to disclose the Company’s decision regarding how frequently it will conduct future shareholder advisory votes on the compensation of its named executive officers. Item 5.07 of the Original Filing is amended and restated as set forth below. There are no other changes to the Original Filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     At the Company’s Annual Meeting of Shareholders on May 26, 2011, the shareholders voted to (1) reelect one incumbent director for a term expiring in 2014, (2) recommend, by non-binding vote, support for the compensation of the Company’s named executive officers, (3) recommend, by non-binding vote, that the frequency of shareholder advisory votes on the compensation of the Company’s named executive officers be every three years, (4) approve the amendment and restatement of the LTIP including reapproval of the performance measures in the LTIP for purposes of the performance based compensation exemption in Section 162(m) of the Internal Revenue Code, and (5) ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for 2011. The following tables set forth the final voting results on each matter.

Director Nominee	For	Withheld	Broker Non-Votes
Kenneth L. Holt	7,574,460	132,647	9,291,918

Proposal	For	Against	Abstain	Broker Non-Votes
Non-binding advisory vote on compensation of named executive officers	7,096,602	359,560	250,945	9,291,918
Approve amendment and restatement of LTIP and reapproval of performance measures	6,469,251	1,031,350	206,506	9,291,918
Ratify the selection of Plante & Moran, PLLC	16,784,114	114,759	100,152	—

Proposal	1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
Non-binding advisory vote on frequency of shareholder votes on the compensation of named executive officers	1,805,324	320,556	5,300,844	280,383	9,291,918
     After considering the results of the shareholder advisory vote on executive compensation and other factors, including the Board’s recommendation to the shareholders, the Company’s Board of Directors determined that it will hold a triennial advisory vote on the compensation of the Company’s named executive officers until the next vote on the frequency of such advisory vote is conducted, which will be no later than the 2017 annual shareholders meeting, or until the Board of Directors determines that a different frequency for such advisory vote would be in the best interest of the Company’s shareholders.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL TECHNOLOGIES, INC.
Date: October 5, 2011	By:	/s/ Thomas E. Klema
Thomas E. Klema
Its: Chief Financial Officer